A N N U A L M E E T I N G O F STOCKHOLDERS OCTOBER 26, 2023 10:00 AM EXHIBIT 99.2

Welcome and Introductory Remarks Craig L. Montanaro Director, President and Chief Executive Officer 2

Members of the Board of Directors John J. Mazur, Jr., Chairman Theodore J. Aanensen John F. McGovern Raymond E. Chandonnet Craig L. Montanaro Curtland E. Fields Leopold W. Montanaro John N. Hopkins Christopher Petermann Catherine A. Lawton Charles J. Pivirotto Joseph P. Mazza John F. Regan Melvina Wong-Zaza 3

Executive Management Team Keith Suchodolski Senior Executive Vice President Chief Financial Officer Patrick M. Joyce Executive Vice President Chief Lending Officer Anthony V. Bilotta, Jr. Executive Vice President Chief Banking Officer Thomas D. DeMedici Executive Vice President Chief Credit Officer John V. Dunne Executive Vice President Chief Risk Officer Erika K. Parisi Executive Vice President Chief Administrative Officer Timothy A. Swansson Executive Vice President Chief Technology & Innovation Officer 4 Sean M. Byrnes Executive Vice President Deputy Chief Financial Officer

Other Participants Corporate Secretary Kearny Financial Corp. Gail Corrigan Senior Vice President Legal Counsel Luse Gorman, PC Marc Levy, Esq. Independent Registered Public Accounting Firm Crowe LLP Andrey Dragun, CPA Partner Inspector of Election Computershare Amilja Regan Assistant Vice President 5

Business of the Meeting  Proposals to be voted upon:  Election of six directors for the terms indicated;  Ratification of the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2024;  Advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement;  Review of Financial Results  Stockholder Questions  Report of the Inspector of Election 6

A N N U A L M E E T I N G O F STOCKHOLDERS Review of F inancia l Results Fiscal Year Ended June 30, 2023

Forward Looking Statements & Non-GAAP Financial Measures 8 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation.

Kearny Financial Corp. NASDAQ: KRNY Market Cap: $448.1 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 43 full-service branches2 in 12 counties throughout New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of October 17, 2023 2 As of June 30, 2023 Source: S&P Global Market Intelligence & Company Filings 9

139 Years of Serving our Communities and Clients 10 1884 1941 1999 2003 2004 2005 2011 2014 2015 2017 2018 2020 Obtained Federal Charter Pulaski Bancorp Acquired Completed First-Step Mutual Conversion & IPO Atlas Bank Acquired MSB Financial Corp. Acquired Converted to NJ State -Chartered Savings Bank 2021 2022 Established Kearny Investment Services Completed Second- Step Conversion and $717.5M Stock Offering Clifton Bancorp Acquired Introduced Private Client Services Central Jersey Bancorp Acquired West Essex Bank Acquired Founded, Kearny, NJ Formed the KearnyBank foundation funded with $10M South Bergen Savings Bank Acquired

Fiscal 2023 – Financial Highlights 1 Excludes Yield Adjustments 2 Refer to Non-GAAP Reconciliation at the end of this presentation – Adjusted non-interest expenses were reduced by $3.1 million from $31.9 million to $28.8 million for 2Q ’23 and 4Q ’23, respectively. Source: Company Filings 11 Operating Efficiency Initiative  Added $675 million of fair value asset swaps  Hedged an additional $700 million of borrowings  Sold $121 million of securities and reinvested in securities yielding, on average, 440 basis points higher than the securities that were sold  Purchased $100 million of securities, funded by wholesale borrowings, which produced an average spread of 216 basis points  Reduced adjusted non-interest expenses by 9.7% through optimization and reduction of vendor spend2  Continued investment in technology to automate routine activities  Realignment of the Company’s workforce  Consolidation of 2 branch locations Wholesale Restructuring Reduction in Interest Rate Sensitivity Net Income (GAAP) (Adjusted)2 $0.63 $0.78 Total Assets $8.1 billion $5.6 billion $40.8 million $5.9 billion $50.6 million Adjusted Net Income2 Total Loans1 Diluted EPS Total Deposits

9.07% 14.07% 14.07% 14.75% 9.59% 11.20% 11.46% 13.95% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks Equity & Capitalization 1 Kearny Regulatory Capital Ratios based on June 30, 2023 results. 2 S&P U.S. Small Cap Banks Index comprised of 236 constituents, based on June 30, 2023 results. Source: Company Filings Equity Capitalization Level Regulatory Capital Ratios1,2 12 14.19% 13.29% 11.72% 9.06% 8.35% 16.99% 16.04% 14.32% 11.58% 10.78% 0.00% 5.00% 10.00% 15.00% 20.00% 2019FY 2020FY 2021FY 2022FY 2023FY Tangible Common Equity / Tangible Assets Equity / Assets

$433 $502 $621 $751 $779 $69 $94 $122 $152 $181 $502 $596 $743 $903 $960 2019FY 2020FY 2021FY 2022FY 2023FY Repurchase of Common Stock Dividends Paid Capital Management Source: Company Filings 1 Since conclusion of second step conversion in May 2015. Repurchased 2.8 million shares during Fiscal 2023 at an average price of $9.73 per share Cumulative Capital Returned to Stockholders1 13 ($ millions)

Earnings Performance 1 Although management believes adjusted EPS, which is a non-GAAP measure, is useful to investors by providing a greater level of understanding of its business, it should not be considered a substitute for a financial measure determined in accordance with GAAP, nor is it necessarily comparable to a non-GAAP financial measure that may be presented by other companies. Adjusted EPS excludes non-recurring income and expenses, including branch consolidation expenses and impairment charges. Refer to reconciliation of GAAP to non-GAAP at the end of this presentation. Source: S&P Global Market Intelligence & Company Filings Fiscal 2023 earnings per share were challenged due to the rapid increase in short-term interest rates which resulted in an inverted yield curve. 14 $0.47 $0.54 $0.81 $0.98 $0.78 $0.46 $0.55 $0.77 $0.95 $0.63 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2019FY 2020FY 2021FY 2022FY 2023FY Adjusted EPS GAAP EPS Earnings per Share1 1

$1,902 $1,773 $1,399 $1,116 $1,377 $302 $67 $479 $773 $640 $791 $907 $1,111 $1,053 $749 $843 $1,264 $1,902 $2,266 $2,253$309 $419 $594 $654 $610 $4,147 $4,430 $5,485 $5,862 $5,629 2019FY 2020FY 2021FY 2022FY 2023FY Deposits 1 For the quarter ended June 30, 2023. Source: S&P Global Market Intelligence & Company Filings Deposit Composition1 Deposit Growth Consolidated 17 branches since the end of Fiscal 2019 ($ millions) 15 YTD Cost of Deposits 1.47% 10.8% 40.0% 13.3% 24.5% 11.4% Noninterest bearing deposits Interest bearing DDA Savings Retail CDs Wholesale CDs

$1,344 $1,273 $1,448 $1,646 $1,701 $1,946 $2,060 $2,039 $2,409 $2,762 $1,259 $961 $1,079 $1,020 $969$4,731 $4,540 $4,880 $5,437 $5,850 2019FY 2020FY 2021FY 2022FY 2023FY 1-4 Family Home Equity Multi-family CRE Construction C&I 29.1% 0.7% 47.2% 16.6% 3.9% 2.5% 1-4 Family Home Equity Multi-family CRE Construction C&I Portfolio Lending 1 For the quarter ended June 30, 2023. 2 As of June 30, 2023 Source: S&P Global Market Intelligence & Company Filings Loan Composition1 Geographic Distribution2Loan Growth Grew net loans by 8% during Fiscal 2023 16 YTD Yield on Loans 4.00% New York 35.3% New Jersey 54.5% Pennsylvania 5.8% Other 4.4% LTV 61.0% ($ millions)

Asset Quality 1 As of June 30, 2023; amounts shown in millions. 2 The Company adopted CECL methodology effective FY 2021 Q1 Source: S&P Global Market Intelligence & Company Filings Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets Non-Performing Loans1 Allowance for Credit Losses on Loans (ACL)2 17 0.02% 0.00% 0.03% 0.07% 0.01% -0.05% 0.00% 0.05% 0.10% 0.15% 2019FY 2020FY 2021FY 2022FY 2023FY 0.31% 0.55% 1.10% 1.19% 0.69% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2019FY 2020FY 2021FY 2022FY 2023FY $33.3 $37.3 $58.2 $47.1 $48.7 0.70% 0.82% 1.19% 0.87% 0.83% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2019FY 2020FY 2021FY 2022FY 2023FY ACL Balance ACL to Total Loans Receivable NPL's $42.6MM $6.7 $19.1 $16.5 $0.3 1-4 Family Home Equity Multi-family CRE Construction C&I

M&A History and Strategy Experienced and disciplined acquirer and integrator Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focus on limiting tangible book value dilution and earn- back periods while generating strong EPS accretion and operating leverage 18

Selected Technology Partners 19

Environmental, Social & Governance (ESG) 20 The Company recently released an ESG Highlights Report disclosing updates to our ESG program during fiscal 2023 including: Welcoming two new directors to the Boards of Kearny Financial Corp. and Kearny Bank Appointing a Director of Diversity, Equity and Inclusion Implementing an energy management system in our corporate headquarters

Non-GAAP Reconciliation

Appendix A: Reconciliation of GAAP to Non-GAAP (Dollars and Shares in Thousands, Except Per Share Data)	For the year ended June 30, 2023	For the year ended June 30, 2022	For the quarter ended June 30, 2023	For the quarter ended March 31, 2023	For the quarter ended December 31, 2022	For the quarter ended September 30, 2022
Adjusted net income:						
Net Income (GAAP)	$40,811	$67,547	$12,013	$10,312	$1,951	$16,535
Non-recurring transactions - net of tax:						
Branch consolidation expenses and impairment charges	568	1,341	-	568	-	-
Net effect of sales and calls of securities	10,811	397	-	-	10,811	-
Net effect of sales of other assets	(2,081)	(251)	-	-	(2,081)	-
Severance expense from workforce alignment	538	-	-	-	538	-
Early contract termination	-	568	-	-	-	
Adjusted net income	$50,647	$69,602	$12,013	$10,880	$11,219	$16,535
Adjusted earnings per share:						
Weighted average common shares - basic	64,804	70,911	63,667	64,769	65,030	65,737
Weighted average common shares - diluted	64,804	70,933	63,667	64,783	65,038	65,736
Earnings per share - basic (GAAP)	$0.63	$0.95	$0.19	$0.16	$0.03	$0.25
Earnings per share - diluted (GAAP)	$0.63	$0.95	$0.19	$0.16	$0.03	$0.25
Adjusted earnings per share - basic (non-GAAP)	$0.78	$0.98	$0.19	$0.17	$0.17	$0.25
Adjusted earnings per share - diluted (non-GAAP)	$0.78	$0.98	$0.19	$0.17	$0.17	$0.25
Adjusted return on average assets:						
Total average assets	$8,068,937	$7,282,370	$8,163,589	$8,269,245	$8,070,992	$7,778,206
Return on average assets (GAAP)	0.51%	0.93%	0.59%	0.50%	0.10%	0.85%
Adjusted return on average assets (non-GAAP)	0.63%	0.96%	0.59%	0.53%	0.56%	0.85%

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kearny financial corp.

Non-GAAP Reconciliation 22 Appendix A: Reconciliation of GAAP to Non-GAAP For the year ended For the year ended For the quarter ended For the quarter ended For the quarter ended For the quarter ended (Dollars and Shares in Thousands, Except Per Share Data) June 30, 2023 June 30, 2022 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Adjusted non-interest expense ratio: Non-interest expense (GAAP) $123,751 $125,708 $28,761 $30,352 $32,650 $31,988 Non-recurring transactions: Branch consolidation expenses (800) (1,898) - (800) - - Severance expense from workforce alignment (757) - - - (757) - Early contract termination - (800) - - - - Non-interest expense (non-GAAP) $122,194 $123,010 $28,761 $29,552 $31,893 $31,988 Non-interest expense ratio (GAAP) 1.53% 1.73% 1.41% 1.47% 1.62% 1.65% Adjusted non-interest expense ratio (non-GAAP) 1.51% 1.69% 1.41% 1.43% 1.58% 1.65%

Stockholder Questions Questions? 23

Results of Voting Report of the Inspector of Election 24

A N N U A L M E E T I N G O F STOCKHOLDERS OCTOBER 26, 2023 10:00 AM